SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	[ ]

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[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

THE JENSEN PORTFOLIO, INC.
(Name of Registrant as Specified In Its Charter)

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Q&A	1

THE JENSEN PORTFOLIO, INC.
5500 Meadows Road, Suite 200,
Lake Oswego, OR 97035-3623

Dear Jensen Portfolio, Inc. Shareholder:

The Board of Directors of The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund (the “Fund”) has scheduled a special meeting of shareholders to be held on Monday, November 13, 2017, at 9:00 a.m., Pacific time, at 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623.

The purpose of the special meeting is to vote on important proposals affecting the Fund and you as a shareholder.  This package contains information about the special meeting and the proposals, including a Notice of Special Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, and a proxy card.  Also included are instructions on how to vote via the Internet, by telephone or by mail, and a postage-paid business reply envelope (if you choose to vote by mail).

I am writing to ask for your prompt vote for the approval of the three proposals in this Proxy Statement.  As you will see from the enclosed materials, you are being asked to approve:

•	a new investment management agreement between the Fund and Jensen Investment Management, Inc. with respect to the Fund;
•	the election of the Board of Directors of the Fund; and
•
a change to the name of the Fund from The Jensen Portfolio, Inc. to The Jensen Quality Growth Fund Inc. and further amend the Fund’s Amended and Restated Articles of Incorporation to include specific information required by recent amendments to the Oregon Business Corporation Act.

Jensen Investment Management, Inc. (the “Adviser”) has served as the investment adviser to the Fund since its inception in August 1992.  It is anticipated that on or about February 28, 2018, Robert F. Zagunis, Vice President and Secretary of the Fund and an equity owner, a director, Chairman, and Managing Director of the Adviser, will retire.  Because Mr. Zagunis beneficially owns greater than 25% of the outstanding shares of the Adviser, and since Mr. Zagunis’ shares will be acquired by the Adviser upon his retirement, a change in control of the Adviser will be deemed to have occurred under the Investment Company Act of 1940, as amended (the “1940 Act”).  As a result of the acquisition of Mr. Zagunis’ shares by the Adviser and the contemporaneous acquisition by the Adviser of another 5% of its shares owned by a retiring Adviser officer, director and employee, each of Mr. Eric H. Schoenstein and Mr. Robert D. McIver will own 34% and 26%, respectively, of the Adviser’s outstanding shares and will each be deemed a control person of the Adviser.

The new ownership structure will not result in any significant changes for existing shareholders of the Fund.  However, under the federal securities laws, this change in ownership of the Adviser will cause the investment advisory agreement between the Fund and the Adviser to automatically terminate.  Accordingly, a new investment advisory agreement must be approved by the Fund’s shareholders.

At the same time, shareholders are being asked to elect a Board of Directors of the Fund.  The federal securities laws require that the Board may fill a vacancy only if, after the appointment of a new director, at least two-thirds of the Fund’s Directors have been elected by the shareholders.  Because Dr. Janet G. Hamilton and Mr. Robert D. McIver were appointed to the Board of Directors to fill vacancies on October 19, 2016 and July 16, 2015, respectively, only two-thirds of the directors have been elected by the Fund’s shareholders.  Accordingly, should a Director who has been elected by Fund shareholders resign, the Board would be unable to appoint a Director to fill the vacancy.  By electing the entire Board now, the Board will be able to add new members for a longer period and to maintain the size of the Board without the expense of conducting additional shareholder meetings should a vacancy on the Board of Directors occur that could not otherwise be filled by the Board.

Q&A	2

At the same time, shareholders are also being asked to approve a change to the name of the Fund by amending the Fund’s Amended and Restated Articles of Incorporation. Since September 28, 2011, the Fund has done business under the assumed business name “Jensen Quality Growth Fund.” The Board believes the Fund should formally change its corporate name to “The Jensen Quality Growth Fund Inc.”  Shareholders are being asked to approve additional amendments to the Fund’s Amended and Restated Articles of Incorporation to include specific information required by recent amendments to the Oregon Business Corporation Act as explained in proposal 3.

The Board of Directors unanimously recommends that you vote FOR the proposals.

It is very important that we receive your vote before November 13, 2017.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter. Promptly returning your proxy, no matter how large or small your holdings may be, will help avoid the cost of additional solicitation and will save the Fund and its shareholders money. If you have any questions regarding the proxy, please call our proxy information line at 1-877-536-1562.  Representatives are available to answer your questions between 9:00 a.m. and 10:00 p.m., Eastern time.

Sincerely,

/s/ Robert D. McIver
President
The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund

Q&A	3

Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to: (1) approve the new investment advisory agreement (the “New Agreement”) thus enabling Jensen Investment Management, Inc. (“Jensen” or the “Adviser”) to continue as the investment adviser for The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund (the “Fund”); (2) elect the Fund’s Board of Directors; and (3) approve the name of the Fund being changed to The Jensen Quality Growth Fund Inc.  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a form of Proxy.

What am I being asked to vote on?

You are being asked to vote on three matters.

First, you are being asked to approve the New Agreement between the Adviser and the Fund on behalf of the Fund.

This proposal relates to a “change in control” of the equity ownership of the Adviser.  It is anticipated that on or about February 28, 2018, Robert Zagunis, Vice President and Secretary of the Fund and an equity owner, a director, Chairman, and Managing Director of the Adviser, will retire.  Because Mr. Zagunis’ shares will be acquired by the Adviser upon his retirement, a change in control will be deemed to have occurred under the Investment Company Act of 1940, as amended (“1940 Act”).  As a result of the acquisition of Mr. Zagunis’ shares by the Adviser and the contemporaneous acquisition by the Adviser of another 5% of its shares owned by a retiring Adviser officer, director and employee, each of Mr. Eric H. Schoenstein and Mr. Robert D. McIver will own 34% and 26%, respectively, of the Adviser’s outstanding shares and be deemed a control person of the Adviser.  The change in control will trigger an automatic termination of the existing investment advisory agreement between the Fund and the Adviser.  Accordingly, the Fund is seeking shareholder approval of the New Agreement in order to allow the Adviser to continue to provide advisory services to the Fund following the retirement of Mr. Zagunis and the acquisition of his equity interest in the Adviser.  There are no changes in the investment advisory fees to be paid by the Fund or the services to be provided by the Adviser under the New Agreement.  In addition, there are no differences between the existing investment advisory agreement (the “Existing Agreement”) and the proposed New Agreement, other than their effective dates.  Following the retirement of Mr. Zagunis, the Adviser’s existing investment professionals will continue to be owners of the firm, and the team responsible for managing the Fund (with the exception of Mr. Zagunis) is not expected to change as a result of this transaction.

If Fund shareholders do not approve the New Agreement with the Adviser as the investment adviser for the Fund, then the Board will have to consider other alternatives for the Fund including, upon termination of the present investment advisory agreement, entering into an interim investment advisory agreement with the Adviser pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”) pursuant to which the Fund would have 150 days to obtain shareholder approval of a new investment advisory agreement.

The second proposal you are being asked to vote on is to elect a Board of Directors (the “Board”) comprised of six individuals to oversee the Fund.  The Board now consists of six individuals, four of whom have been elected by Fund shareholders.  Because the 1940 Act requires that at least two-thirds of a mutual fund’s directors have to be elected by shareholders in order for any vacancies to be filled by its board of directors, the Board believes that by electing each of the Incumbent Directors (as defined in Proposal 2 in the Proxy Statement) now, the Board will have more flexibility in the future to fill vacancies should any arise or add new members to the Board without the expense of holding a shareholder meeting.

Q&A	1

The third proposal you are being asked to vote on is to change the name of the Fund from The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund to The Jensen Quality Growth Fund Inc.  The Board believes changing the Fund’s corporate name to the same assumed business name used by the Fund since September 28, 2011 will clarify the identity of the Fund in all of its filings with the Securities and Exchange Commission and other government agencies and also eliminate any confusion that may result from the Fund’s name as it appears in its Amended and Restated Articles of Incorporation being different from the assumed business name under which the Fund does business. You are also being asked to approve an additional amendment to the Fund’s Amended and Restated Articles of Incorporation to include specific information required by recent amendments to the Oregon Business Corporation Act.

How will these proposals affect the management and operation of the Fund?

With the exception of Mr. Zagunis, the persons responsible for operating the Adviser and managing the Fund’s assets are not expected to change as a result of Mr. Zagunis’ retirement and the sale of his controlling interest in the Adviser.  The Fund has been managed by a team since its inception.  Mr. Schoenstein, a Vice President and Managing Director of the Adviser, will remain chairman of the Adviser’s investment committee, which is responsible for the Fund’s investment decisions.  Mr. McIver will also remain the President of the Adviser and the Fund.  The same management team will continue to manage the Fund’s portfolio and the same Board of Directors will continue to oversee the Fund’s operations.

How will my approval of this proposal affect the expenses of the Fund?

The investment advisory fee paid by the Fund to Jensen will not increase if the New Agreement with Jensen is approved.

What are the primary reasons for the continuation of Jensen as the investment adviser of the Fund?

The Board weighed a number of factors in reaching its decision to continue Jensen as the investment adviser for the Fund, including the history, reputation, qualifications and resources of Jensen and the fact that Jensen’s current portfolio managers (with the exception of Mr. Zagunis following his retirement) would continue to provide the day-to-day management of the Fund.  The Board also considered that the investment advisory services to be provided by Jensen under the New Agreement and the investment advisory fee are identical to the investment advisory services now provided by Jensen and the investment advisory fee under the Existing Agreement.

Are there any material differences between the present investment advisory agreement and the proposed New Agreement?

There are no differences between the existing investment advisory agreement and the proposed New Agreement, other than their effective dates and the length of initial term of the New Agreement.

Has the Board approved the proposals?

Yes.  The Board has unanimously approved the New Agreement, the nomination of each Director and the name change as set forth herein, and recommends that shareholders vote to (i) approve the New Agreement, (ii) elect each of the Incumbent Directors (as defined in Proposal 2 in the Proxy Statement), and (iii) approve the name change from The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund to The Jensen Quality Growth Fund Inc. and an additional amendment to the Fund’s Amended and Restated Articles of Incorporation to include specific information required by recent amendments to the Oregon Business Corporation Act.

Q&A	2

Who is AST Fund Solutions, Inc.?

AST Fund Solutions, Inc. is a third party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The Fund will bear no more than 25% of all costs and expenses of holding the Meeting, including the costs of this proxy solicitation, up to a maximum amount of $175,000, and the Adviser will bear the remainder of such costs and expenses.  Your prompt response will help avoid the cost of additional solicitation.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on August 31, 2017 (the “Record Date”) are entitled to be present and to cast one vote for each full share and a fractional vote for each fractional share they hold, on each proposal presented, at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  All classes of shares will vote together as a single class.

What vote is required to pass the proposals?

Each of the proposals requires a different vote.

Approval of the New Agreement with Jensen requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

The vote necessary to elect each Incumbent Director, if a quorum of shareholders is present at the Special Meeting, is the affirmative vote of a plurality of the votes cast.

If a quorum of shareholders is present at the Special Meeting, approval of the proposal to change the name of the Fund by an amendment to the Fund’s Amended and Restated Articles of Incorporation requires that the votes cast in favor of the proposal exceed the votes cast against it.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by (1) visiting the Internet address on your proxy card and following the on-line instructions, (2) calling the toll-free number printed on your proxy card and following the recorded instructions, or (3) completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call our proxy information line at 1-877-536-1562.  Representatives are available to answer your questions between 9:00 a.m. and 10:00 p.m., Eastern time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the New Agreement, each Incumbent Director and the name change and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions and broker non-votes will be treated as votes AGAINST the New Agreement because the required vote to approve the New Agreement is a certain percentage of the Fund’s outstanding shares, but will not constitute a vote FOR or AGAINST the name change or adjournment to permit further solicitation of proxies and therefore will have no effect on those votes. Broker non-votes and withholding the authority to vote for an Incumbent Director will not constitute a vote FOR or AGAINST the Incumbent Director and therefore will have no effect on the election of Incumbent Directors.  Broker non-votes occur when proxies returned by brokers for shares held by brokers do not include voting instructions. Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Q&A	3

How can a quorum be established?

A majority of the Fund’s outstanding shares, present in person or represented by proxy, constitute a quorum at the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item or withhold authority to vote for any Incumbent Director, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the New Agreement, elect each Incumbent Director, and approve the name change and other amendments are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A	4

The Jensen Portfolio, Inc.
5500 Meadows Road, Suite 200,
Lake Oswego, OR 97035-3623

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund (the “Fund”), will be held at 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623, on Monday, November 13, 2017, at 9:00 a.m., Pacific time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	to approve an Investment Advisory Agreement between Jensen Investment Management, Inc. and the Fund on behalf of the Fund;
2.	to elect a Board of Directors of the Fund;
3.
to approve the Fund’s new name and make other amendments to the Fund’s Amended and Restated Articles of Incorporation to include specific information required by recent amendments to the Oregon Business Corporation Act; and

4.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Fund’s Board of Directors has fixed the close of business on August 31, 2017 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Directors,

/s/ Robert D. McIver
President
The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund

[…], 2017

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF THE

The Jensen Portfolio, Inc. doing business as
Jensen Quality Growth Fund
5500 Meadows Road, Suite 200,
Lake Oswego, OR 97035-3623

TO BE HELD ON MONDAY, NOVEMBER 13, 2017

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors (the “Board”) of The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund (the “Fund”), at a special meeting of shareholders of the Fund, and at any adjournments thereof (the “Special Meeting”), to be held on Monday, November 13, 2017 at 9:00 a.m., Pacific time, at 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623.

Shareholders of record at the close of business on the record date, established as August 31, 2017 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This proxy statement is expected to be mailed to shareholders on or about [September 25, 2017].  The Special Meeting is being held to vote on the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 13, 2017:

The Notice of Special Meeting and Proxy Statement are available at [www.proxyonline.com/docs/jensenportfolio.pdf.]  Enter the control number provided on your Proxy Card and follow the instructions.  To obtain directions to attend the Special Meeting, please call our proxy information line at [1-877-536-1562].  For a free copy of the Fund’s latest annual and/or semi-annual report, call 1-800-992-4144 or visit the Fund’s website at www.jenseninvestment.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

PROPOSAL 1.	To Approve a New Investment Advisory Agreement Between Jensen Investment Management, Inc. and the Fund.

Shareholders of the Fund are being asked to approve a new investment advisory agreement between Jensen Investment Management, Inc. and the Fund.

Background

The Board of Directors of the Fund is recommending that shareholders approve a proposed new investment advisory agreement (“New Agreement”), between the Fund, and the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Adviser” or “Jensen”) which would become effective on or about February 28, 2018 when Robert F. Zagunis, the Fund’s Secretary and Vice President and an owner of over 44% of Jensen’s outstanding shares will retire and sell all his shares back to Jensen.

As described in this Proxy Statement, the New Agreement is necessary because the Fund’s existing investment advisory agreement with the Adviser which became effective on February 28, 2011 (the “Existing Agreement”) will automatically terminate as a result of a change in control of Jensen that will occur on or about February 28, 2018 when Mr. Zagunis sells his shares of Jensen back to Jensen and retires.  As a result of the acquisition of Mr. Zagunis' shares by the Adviser and the contemporaneous acquisition by the Adviser of another 5% of its shares owned by a retiring Adviser officer, director and employee, each of Mr. Eric H. Schoenstein and Mr. Robert D. McIver will own 34% and 26%, respectively, of Jensen’s outstanding shares and be deemed a control person of Jensen.

Proxy Statement	1

The change in control of the Adviser is not expected to affect the management of the Fund, as the Fund has been managed by a team since its inception.  Mr. Zagunis is one of seven members of the Adviser’s investment committee that manages the Fund.  Following Mr. Zagunis’ retirement, the Fund will continue to be managed by the remaining six members of the Adviser’s investment committee, currently composed of: Eric H. Schoenstein, Vice President and Managing Director of the Adviser and also the chairman of the Adviser’s investment committee, Robert D. McIver, President and Managing Director of the Adviser, Kurt M. Havnaer, CFA, Portfolio Manager, Allen T. Bond, CFA, Portfolio Manager, Kevin J. Walkush, Portfolio Manager and Adam D. Calamar, CFA, Portfolio Manager.

With the pending change in control of the Adviser and the termination of the Existing Agreement with the Fund that will result, the Board was required to take action to approve the necessary arrangements for the continued management of the Fund by the Adviser to avoid disruption of the Fund’s investment management.

Legal Requirements in Approving the New Agreement

After considering the potential benefits to shareholders of re-engaging Jensen as the Fund’s investment advisor, as discussed more fully below, the Board, including a majority of Directors who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Directors”), voted unanimously at a meeting of the Board held on July 18, 2017 to approve the proposed New Agreement and to recommend that shareholders approve the New Agreement.

Accordingly, the Fund needs shareholder approval to re-engage Jensen as its investment adviser following the expected change in control, on or about February 28, 2018.  If the Fund’s shareholders do not approve the New Agreement at the Special Meeting, or at an adjournment of the Special Meeting, then the Board will consider other alternatives and will make such arrangements for the Fund’s investments as it deems appropriate and in the best interests of the Fund, including, (without limitation) upon termination of the Existing Agreement, entering into an interim investment advisory agreement with Jensen pursuant Rule 15a-4 of the 1940 Act until a permanent investment advisory agreement is approved by the Fund’s shareholders.

Compensation Paid to Jensen

Under the Existing Agreement, Jensen receives an investment advisory fee paid monthly by the Fund at an annual rate calculated as a percentage of the average daily net assets of the Fund.  The table below illustrates the Fund’s base investment advisory fee annual rate and the reduced annual fee rates on Fund assets in excess of certain levels (breakpoints):

Annual Investment Advisory Fee (as a percentage of the Fund’s average daily net assets)
$4 billion or less	More than $4 billion, up to $8 billion	More than $8 billion, up to $12 billion	More than $12 billion
0.500%	0.475%	0.450%	0.425%

The fee structure under the New Agreement with Jensen will be identical to the fee structure under the Existing Agreement.  For the fiscal year ended May 31, 2017, the Fund paid Jensen investment advisory fees in the amounts shown below.

Proxy Statement	2

Management Fees Paid to Jensen for the Fiscal Year Ended May 31, 2017

Advisory Fee Payable	Advisory Fee Retained
$27,295,773	$27,295,773

Information about Jensen Investment Management, Inc.

Jensen is registered with the Securities and Exchange Commission (the “Commission”) as an investment adviser under the Investment Advisers Act of 1940, as amended.  Jensen’s principal office is located at 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623. As of June 30, 2017, Jensen managed approximately $7.6 billion of investment assets.

The following table sets forth the name, position and principal occupation of each current member and principal officer of Jensen.  Each individual’s address is 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623.

Name	Position / Principal Occupation
Robert F. Zagunis	Chairman and Managing Director
Eric H. Schoenstein	Vice President and Managing Director
Brian S. Ferrie	Vice President, Treasurer and Managing Director
Robert D. McIver	President and Managing Director
Thomas R. Smith	Vice President and Managing Director
Gabriel L. Goddard	Chief Compliance Officer, Secretary and General Counsel

The following table sets forth the name of each person who currently owns of record, or beneficially, 10% of more of the outstanding voting securities of Jensen.  Each individual’s address is 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623.

Name	% of Voting Securities Held
Robert F. Zagunis	44.375%
Eric H. Schoenstein	17.029%
Robert D. McIver	13.022%

Jensen acts as investment adviser to one other registered investment company that has a similar investment objective to the Fund:

Fund Name	Net Assets as of May 31, 2017	Investment Advisory Fee Rate	Fee Waiver or Reduction[1]
Jensen Quality Value Fund	$33,148,007	0.65%[2]	0.37%
1 As a percentage of the Fund's average net assets for the fiscal year ended May 31, 2017
2 Effective as of September 30, 2017

Summary of the New Agreement and the Existing Agreement

The Existing Agreement was approved by the shareholders of the Fund at a shareholder meeting held on November 10, 2010 in connection with the retirement of a former control person of the Adviser.

A copy of the proposed New Agreement is attached hereto as Exhibit A.  It is marked to show proposed changes against the Existing Agreement.  The following description of the terms of the New Agreement and material differences with the Existing Agreement is only a summary.  You should refer to Exhibit A for the precise terms of the New Agreement, and the description set forth in this Proxy Statement of the New Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by Jensen under the New Agreement and the investment advisory fee are identical to the investment advisory services now provided by Jensen and the investment advisory fee under the Existing Agreement.

Proxy Statement	3

Advisory Services.  There is no change in the type, level and scope of advisory services to be provided by Jensen under the New Agreement.  Both the New Agreement and the Existing Agreement state that, subject to the supervision and direction of the Board, Jensen will (i) manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives, policies and limitations, (ii) administer the Fund’s affairs to the extent requested by the Fund and (iii) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund.

Brokerage.  There is no change in the services to be provided by Jensen under the New Agreement with respect to the selection and use of brokers or dealers used by Jensen in connection with the performance of its advisory services.  Both the New Agreement and the Existing Agreement provide that Jensen may place transaction orders for the Fund’s account with brokers or dealers selected by Jensen.

Payment of Expenses.  Under both the New Agreement and Existing Agreement, and in addition to the provision of investment advisory services described above, the Adviser agrees at its expense to:

•	furnish, for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and
•	permit any of its officers and employees to serve, without compensation as directors or officers of the Fund if elected to such positions.

Under both the New Agreement and the Existing Agreement, the Adviser pays the salaries and fees, if any, of all officers of the Fund and of all directors of the Fund who are “interested persons” (as defined in the 1940 Act) of the Fund or of the Adviser and of all personnel of the Fund or Adviser performing services relating to research, statistical and investment activities.

Under both the Existing Agreement and the New Agreement, the Fund is responsible for payment of all of its expenses other than those described above which are payable by the Adviser.  The expenses payable by the Fund under the Existing Agreement and the New Agreement are identical, and include, without limitation:

•	interest and taxes;
•	brokerage fees and commissions and other costs in connection with the purchase or sale of portfolio securities;
•	fees and expenses of its directors other than those who are “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser;
•	legal and audit expenses;
•	transfer agent expenses and expenses for servicing shareholder accounts;
•	expenses of computing the net asset value of the shares of the Fund and the amount of its dividends;
•	custodian fees and expenses;
•	administrative fees and expenses;
•	fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;
•	expenses of printing and mailing reports, notices and, in some cases, proxy materials to shareholders of the Fund;
•	expenses of printing and mailing prospectuses sent to existing shareholders;
•
such nonrecurring expenses as may arise, including expenses incurred in actions, suits or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and directors in respect thereto;

•	insurance premiums;
•	expenses of maintaining the Fund’s corporate existence, providing investor services and corporate reports, and holding corporate meetings; and
•	such other expenses as the directors of the Fund may, from time to time, determine to be properly payable by the Fund.

Proxy Statement	4

Management Fees.  Both the New Agreement and Existing Agreement contain an identical fee structure based on the Fund’s average daily net assets.

Duration and Termination.  The Existing Agreement became effective on February 28, 2011.  The New Agreement will become effective upon Mr. Zagunis’ retirement, which is expected to occur on February 28, 2018.  The New Agreement provides that it will continue in effect until August 1, 2018 unless sooner terminated.  Like the Existing Agreement, the New Agreement will continue in effect for successive annual periods after its initial term, which will run from February 28, 2018 through August 1, 2019 unless terminated sooner, with such continuation to be approved at least annually in the manner required by the 1940 Act.  Both the Existing Agreement and the New Agreement may be terminated at any time without penalty by either the Fund or Jensen upon 60 days written notice.

Limitation on Liability and Indemnification.  There are no differences between the New Agreement and the Existing Agreement with respect to limitation on liability and indemnification.  Both the New Agreement and the Existing Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed on Jensen by the agreement, Jensen will not be subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the New Agreement (as is the case under the Existing Agreement) or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Board Consideration and Approval of the Existing Agreement and the New Agreement

Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors voting separately, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis.  In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In their most recent deliberations concerning whether to renew the Fund’s Existing Agreement and whether to approve the New Agreement, the Board, including the Independent Directors, conducted the review and made the determinations that are described below.  During its deliberations, the Board requested from the Adviser, and the Adviser furnished, all information reasonably necessary for it to evaluate both the renewal of the Existing Agreement and the approval of the New Agreement.

The entire Board first met on January 17, 2017 to consider the planned retirement of Mr. Zagunis and the effects his retirement and the resulting change of control of the Adviser might have on the Fund’s and the Adviser’s operations, including the approval of a new investment advisory and service contract by the Board and the Fund’s shareholders.  The entire Board met again on April 18, 2017 to consider the information provided by the Adviser in connection with the annual renewal of the Existing Agreement and the approval of the New Agreement.  Prior to the April 18, 2017 meeting, the Independent Directors conferred separately with their legal counsel.  After the April 18, 2017 Board meeting, the Independent Directors again met with their legal counsel to consider the additional information provided by the Adviser to evaluate both the Existing Agreement and the New Agreement. The entire Board then met again on July 18, 2017 to consider the annual continuation of the Existing Agreement and the approval of the New Agreement.  The Board considered the various materials included in both the April 18, 2017 Board meeting materials and the materials presented at July 18, 2017 Board meeting.  During those meetings, the Board, including the Independent Directors, evaluated and considered the factors and reached the conclusions described below, among others. The Board did not identify any single factor that was controlling. Moreover, not every factor was given the same weight by each Director.

Proxy Statement	5

Nature, Extent and Quality of Services.  The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Existing Agreement and the services proposed to be provided under the New Agreement.  The Board reviewed the terms of the Existing Agreement and the New Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund.  The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the Adviser’s business continuity plan, its organizational and ownership structure, including proposed changes in the Adviser’s ownership and management, and the composition of its investment committee, which makes all investment decisions for the Fund, and the potential impact of changes in Adviser personnel and ownership on both the Fund and the Adviser.  The Board also considered the Adviser’s approach to risk management.  Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Existing Agreement continued to be satisfactory and were not likely to change materially under the New Agreement.

Investment Performance.  The Board examined the investment performance of the Fund compared to the S&P 500® Index and the Fund’s rankings and ratings in the Lipper Large Cap Core Funds and Morningstar Large Cap Growth Funds categories, respectively, for certain periods ending February 28, 2017.  The Board noted the Fund’s underperformance (for both Class J Shares and Class I Shares) compared to its index for the one-, three-, five-, and 15-year periods, and the Fund’s outperformance (for both Class J Shares and Class I Shares) compared to its index for the ten-year period.  The Board noted that the Fund received an Analyst Rating of Silver from Morningstar, and that the Fund’s overall rating was 5 Stars (out of a possible 5 Stars) for Class I Shares and 4 Stars for Class J and Class R Shares.  The Board observed that the Adviser appeared to have adhered to its strict investment discipline.  Furthermore, the Board was informed by the Adviser that, since the peak of the last bull market (October 9, 2007) through February 28, 2017, the Fund’s average annual return was 7.59% compared to 6.79% for the S&P 500® Index, providing evidence that the full benefits of the Adviser’s investment discipline are realized over an entire stock market cycle.  As a result of these and other factors, the Board concluded that the overall long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio.  The Board compared the Fund’s advisory fee with those of the funds in the Fund’s Morningstar category and a more-focused peer group of retail class shares of actively managed funds in the Fund’s Morningstar category.  The Board noted that the Fund’s blended advisory fee of 0.493% continued to be below the median and the average for its Morningstar category (large cap growth funds between $3 billion and $9 billion in assets), including actively managed retail class funds and actively managed institutional class funds.  The Board also noted that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser.  The Board observed that, with the exception of a small number of institutional separate account clients, the Adviser typically charges its separate accounts a minimum fee of 0.50% for individual investors and 0.45% for institutional investors, but also noted the limitations of such comparisons due to the different services required by separate account clients compared to the Fund.  Separate accounts, the Board observed, may be smaller and require more personalized services, but they are subject to less regulation and generally do not require the same level of administrative support as the Fund.

Proxy Statement	6

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories.  The Board observed that the Fund’s annual expense ratio (for Class J Shares) was higher than the average and median of actively managed retail class funds with comparable assets in its Morningstar category, and higher than the average of such funds in its Lipper category.  However, the Fund’s expense ratio for the Class J Shares was below the average and median of such funds in the Morningstar category that included the same 25 basis point 12b-1 fee as the Fund.  For the Fund’s Class I Shares, the Board observed, the expense ratio was below the average and median when compared to the institutional funds in its Morningstar category.

The Board noted that the expense ratio for the Class J Shares had declined from 92 basis points in 2010 to 87 basis points in May 2017, principally due to the effect of breakpoints in the Fund’s advisory fee, the percentage decrease in sub-transfer agency fees paid by the Fund, and a relative decline in the Fund’s fixed costs as a percentage of Fund assets.  The Board also confirmed that the expenses for which the Fund would be responsible under the New Agreement would be unchanged from the Existing Agreement.

The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value.  Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser.  The Board considered the profitability of the Existing Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2016 and the methodology used to calculate that profitability, and compared the Adviser’s profitability with respect to the Fund to that of publicly traded investment advisers.  Even after adjustments for certain compensation expenses, it appeared that the Adviser’s pre-tax profit margin from the Fund was significantly higher than the median pre-tax profit margin of such other advisers on both a pre-marketing and post-marketing basis, but was within the range when comparing the Adviser’s overall pre-tax profit margins against such other advisers on both a pre-marketing and post-marketing basis.  It was noted that the Adviser’s adjustment to its compensation expense was made to take into account differences between the compensation program of the adviser and those of publicly traded investment management firms.

The Board considered the fact that the Adviser pays certain administrative expenses of the Fund, including the cost of the Fund’s Chief Compliance Officer, though it noted that under the Existing Agreement and the New Agreement the Fund is authorized, subject to prior Board approval, to pay for certain costs of the Fund’s compliance personnel in the future.  The Board also considered the Adviser’s projected profitability for 2017 from the Fund using the same analysis and methodology used to assess the Adviser’s 2016 profitability and found no meaningful difference between 2016 profitability from the Fund and the profitability projected for 2017 from the Fund.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser.  The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts but also noted that efficiencies are realized when managing one mutual fund compared to managing multiple separate accounts.  The Board also understood that, in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies.

The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded advisers that have more diversified business lines and different cost structures than those of the Adviser, the absence of profitability information on a fund by fund basis and for privately held investment advisers like the Adviser, and the uncertainty of the various cost allocations and other assumptions used.  Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

Proxy Statement	7

Economies of Scale.  The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of further breakpoints in the Fund’s advisory fee was appropriate.  The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.87% for the fiscal year ended May 31, 2017, despite the addition of sub-transfer agency expenses beginning in 2010.  Regarding the issue of breakpoints, the Board noted the Adviser’s implementation of a breakpoint fee schedule in October 2010.  The Board also observed that, with net asset levels over $4 billion during the entire fiscal year, Fund shareholders were realizing the benefit of the first fee breakpoint.  The Board also noted that many comparable funds with breakpoints at lower levels had higher overall advisory fees at the same asset level as the current asset level of the Fund.  Using a sensitivity analysis, the Board compared and noted the effect on the Fund’s expense ratio from accelerating the Fund’s existing breakpoint fee schedule at varying asset levels above the Fund’s current asset level.  Based on the data presented, the Board concluded that more accelerated or additional breakpoints in the Fund’s advisory fee were not warranted at this time.

Other Benefits.  The Board considered the potential fall-out benefits realized by the Adviser from its services as investment manager of the Fund.  The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”.  The Board understood that the Adviser maintained a separate account advisory business and managed another mutual fund.  The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations.  The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers.  At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

Based on its evaluation of all the relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously on July 18, 2017 to (i) renew the Existing Agreement for a one-year period until July 31, 2018 and (ii) to approve the New Agreement and to recommend that shareholders approve the New Agreement.

Vote Required

Approval of the proposal to approve the New Agreement and re-engage Jensen as the investment adviser for the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Directors unanimously recommend that shareholders of the Fund vote FOR the approval of the New Agreement.

Proxy Statement	8

PROPOSAL 2.	To Elect the Board of Directors of the Fund

Shareholders of the Fund are being asked to elect the Board of Directors of the Fund. Messrs. Roger A. Cooke, Robert E. Harold, Thomas L. Thomsen, Jr., Kenneth Thrasher, Robert D. McIver and Dr. Janet G. Hamilton currently serve as Directors of the Fund (collectively, the “Incumbent Directors”).  Except for Mr. McIver and Dr. Hamilton, each of the Incumbent Directors was elected to Board by Fund shareholders on November 10, 2010.  Mr. McIver and Dr. Hamilton were appointed to the Board on July 16, 2015, and October 19, 2016, respectively.  If approved by the shareholders at the Special Meeting, each of the Incumbent Directors will continue to serve as a Board member.

Section 16(a) of the 1940 Act provides that the Board may appoint a new Director without a shareholder election only if, after such appointment, at least two-thirds of the Directors have been elected by the shareholders.  Additionally, if at any time less than a majority of the Board is composed of Directors who have been elected by the shareholders, the Fund is required by Section 16(a) of the 1940 Act to hold a shareholder meeting for the purpose of electing Directors to fill any vacancies. Accordingly, if a Director who has been elected by Fund shareholders were to resign, the Board would be unable to appoint a Director to fill the vacancy.  Furthermore, should two or more of the Directors who have been elected by Fund shareholders resign, the Fund would be required to hold a shareholder meeting to elect Directors to fill the vacancies.  The Board believes that it is in the best interests of the Fund to elect the entire Board at this time in order to provide maximum flexibility in the future to maintain the Board’s size at six Directors and help avoid the costs associated with a shareholder meeting.

Information about the Incumbent Directors, including their addresses, year of birth, principal occupations during the past five years and other directorships of publicly traded companies or mutual funds is set forth in the table below.  Each Incumbent Director consented to being a nominee and has agreed to serve on the Board if elected by shareholders.  It is not expected that any of the nominees will decline or become unavailable for election, but, if this happens, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.  A Director is deemed to be “independent” to the extent the Director is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act (an “Independent Director”).

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS
Roger A. Cooke, J.D. Jensen Quality Growth Fund 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None

Proxy Statement	9

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert E. Harold Jensen Quality Growth Fund 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1947	Chairman and Independent Director	Indefinite Term; Chairman since July 2015 and Independent Director since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc., an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – 2013, and 2015-present); Director of Laika, Inc., an animation studio (2002 – present).
Thomas L. Thomsen, Jr. Jensen Quality Growth Fund 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003.	Private rancher and real estate investor (2002 – present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Investment Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None
Kenneth Thrasher Jensen Quality Growth Fund 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).
Janet G. Hamilton, PhD, CFA Jensen Quality Growth Fund 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1955	Independent Director	Indefinite Term; since October 2016.	Associate Professor, Finance, Portland State University’s School of Business (1986 – present); Finance Faculty, Oregon Executive MBA, University of Oregon (1989 – 2012).	1	None

Proxy Statement	10

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
INTERESTED DIRECTOR
Robert D. McIver* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Director and President	Indefinite Term; since July 2015; 1 Year Term as President of the Fund; Served as President since February 2007.	Director (since July 2015) of the Fund; President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.; General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1989 – 1999).	1	Jensen Investment Management, Inc. (since February 2007)

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he also serves as an officer of the Adviser and owns securities of the Adviser.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director dies, resigns, retires or is removed in accordance with the Bylaws of the Fund.

Board Leadership Structure

The Board conducts regular quarterly in-person meetings and may hold telephonic or special in-person meetings as necessary.  At these regular quarterly meetings, the Board receives information from the Adviser concerning the Fund’s performance, portfolio holdings, adherence to the Fund’s investment discipline and restrictions, market outlook and other information.  In addition, at least once a year in connection with its consideration of whether to renew the Fund’s investment advisory contract with the Adviser, the Board reviews the nature, extent and quality of the services provided to the Fund by the Adviser.  The Board annually reviews the Fund’s service contracts with the Administrator, Custodian and Distributor.  The Independent Directors also hold quarterly regularly scheduled in-person meetings outside of the presence of the interested Directors and the Adviser, and may meet as needed in between their regularly scheduled meetings.  The Fund’s Chief Compliance Officer (“CCO”) reports to the Board at the regular quarterly Board meetings and meets separately with the Independent Directors at their quarterly meetings.

The Fund has an established policy that the Chairman of the Board shall be an Independent Director and believes that having the flexibility to determine its Chairman and reorganize the Board’s leadership structure from time to time is in the best interests of the Fund and its shareholders.

Proxy Statement	11

The Chairman’s duties include setting the agenda for each Board meeting in consultation with the Adviser and presiding over Board meetings.  The Chairman also meets with the Adviser between meetings and facilitates communications between the Board and the Adviser, and serves as the point person for addressing issues in between regular Board meetings.  The Directors believe this structure facilitates the orderly and efficient flow of information to the Independent Directors from the Adviser.

Robert E. Harold, serves as Chairman of the Board.  The Fund believes Mr. Harold’s history with the Fund, his familiarity with the Fund’s investment discipline and his extensive investment management experience in addition to his extensive experience in financial management for Nike, Inc., a global footwear and apparel company, and his background as a certified public accountant (retired) qualifies him to serve as the Chairman of the Board.

As described in more detail below under the section heading “BOARD COMMITTEES”, the Board has established three standing committees—the Audit, Nominating and Pricing Committees.  All of the committees are chaired by Independent Directors and, in the case of the Audit Committee and Nominating Committee, are composed solely of Independent Directors.  Each committee meets periodically to perform its delegated oversight responsibilities and report its findings and recommendations to the Board.  The Board may establish additional committees or ad hoc or special committees in the future or as needed to assist the Board in carrying out its oversight responsibilities.

Role in Risk Oversight

The Fund is subject to several risks, including compliance, investment, operational and reputational risk, among others.  The Board is responsible for oversight of the management and affairs of the Fund, including oversight of risk management.  The day-to-day management of the Fund’s investment and operational risks is overseen and performed primarily by the Adviser and the Fund’s other service providers including the Custodian, Administrator and the Distributor, subject to supervision by the Adviser.  To aid in the management of risk, whether compliance, operational, investment, reputational or other, the Fund has adopted compliance policies and procedures to identify particular risks and to minimize the occurrence of events or circumstances that could have a material adverse effect on the Fund’s investment performance or its operations.  In addition, the Fund’s service providers use a variety of processes, procedures and controls to identify and manage particular risks.  All of these service providers have an independent interest in managing risk appropriately, however, their policies and procedures to manage risks may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board implements its risk oversight function in a variety of ways, including by the whole Board and through the Board committees.  At the regular Board and committee meetings, the Board receives reports from the Adviser and other service providers on the Fund’s activities and various risks relating to the Fund.  In addition, the Fund’s CCO regularly reports to the Board his review of the Fund’s compliance with the Fund’s policies and procedures and includes material compliance matters since the last report.  Not less than annually, the CCO provides to the Board a report on whether the Fund’s compliance policies and procedures are adequately and effectively designed to avoid violations by the Fund of the federal securities laws.  The Fund’s independent accountant reviews with the Audit Committee (and interested Directors) on not less than an annual basis its audit report of the Fund’s financial statements, including discussions of major risks identified by the independent accountant and whether there are any significant deficiencies or material weaknesses in the Fund’s internal controls.  Board oversight of risk is also performed in between regular Board meetings through communications between the Board and the Adviser.  Independent Directors are encouraged to communicate directly, or through the Chairman, with the Fund’s management.

The Board recognizes that it cannot identify or quantify all the risks facing the Fund, and some risks cannot be mitigated or eliminated in a cost-effective manner.  Moreover, there are limitations to the effectiveness of the processes, methods and controls the Fund uses to manage risk.  Some risks, such as investment-related risk, are simply part of the Fund’s business and are necessary to achieve the Fund’s investment goals.  Accordingly, there are limitations to the Board’s oversight of risk and the Fund’s ability to manage risk.

Proxy Statement	12

Board Conclusion on Individual Director Skills, Attributes, Qualifications, and Experience

The Nominating Committee of the Board is responsible for assessing the experience, qualifications, attributes and skills of potential candidates for nomination to serve as directors of the Fund. The Nominating Committee is composed of all of the Fund’s Independent Directors and takes into account a wide variety of factors and the specific work experience and other qualifications of candidates to serve as directors.  On an annual basis, the Board conducts a self-assessment and considers, among other things, whether the existing Directors have the requisite experience and skills to provide effective oversight.  The Board intends that its Directors must continually meet the following criteria among other criteria considered by the Nominating Committee:

•	They possess skills and abilities relevant to the mutual fund and investment company industry, including an ability to read and understand financial statements;
•
They possess knowledge of matters relating to the mutual fund and investment company industry, and remain active enough to keep them in contact with the markets, the business and technical environments and the communities in which the Fund is active;

•	They are able to function as a part of an effective group, willing to speak their mind but respecting and cooperating with other members of the Board;
•	They recognize in their activities for the Fund the predominance of overall Fund performance above any particular area of special personal interest; and
•
They are of good reputation and character, conduct themselves in accordance with high ethical standards and possess personal and professional integrity, in this and in other ways maintaining the respect of their fellow directors.

The Board has concluded that each of the Directors is qualified and should continue to serve on the Board because each Director meets the criteria described above, and based on (i) the Director’s individual skills, attributes, qualifications or business experience and (ii) the skills, attributes, qualifications or business experience of the Directors as a group.  Information about the specific skills, attributes, qualifications or business experience of each Director is as follows.

Roger A. Cooke.  Mr. Cooke has served as an Independent Director since 1999.  Mr. Cooke served as the Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products traded on the New York Stock Exchange, from 2000 through 2013.  Prior to joining Precision Castparts Corp., Mr. Cooke was for eight years the Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a former publicly traded retail grocery and general merchandise company acquired by The Kroger Co. in 1998.  Based on the foregoing, and because of the experience gained serving as a Director since 1999, the Board concluded that Mr. Cooke should continue to serve as a Director of the Fund.

Robert E. Harold.  Mr. Harold has served as an Independent Director since 2000 and Chairman of the Board since July 2015.  Mr. Harold began his career by working for over 12 years at a public accounting firm, serving in various positions.  Mr. Harold has been designated an “audit committee financial expert” by the Board based on his extensive accounting and financial experience.  During his professional career, Mr. Harold held several senior financial and management positions at Nike, Inc., a publicly traded global footwear and apparel company, including Global Brand Controller (1996 – 1997 and 2000 – 2001), Senior Director of Financial Planning (2001 – 2002), and Interim Chief Financial Officer (1998 – 1999).  Based on the foregoing, and because of the experience gained serving as a Director since 2000, the Board concluded that Mr. Harold should continue to serve as a Director of the Fund.

Proxy Statement	13

Thomas L. Thomsen, Jr.  Mr. Thomsen has served as an Independent Director of the Fund since 2003.  Mr. Thomsen has been a private rancher and real estate investor since 2002.  Prior to that time, Mr. Thomsen spent more than 20 years with Columbia Management Company (now called Columbia Management Investment Advisors, LLC), the investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors, serving as a portfolio manager and President (1998 – 2000) and Chief Executive Officer (2000 – 2002).  Based on the foregoing, and because of the experience gained serving as a Director since 2003, the Board concluded that Mr. Thomsen should continue to serve as a Director of the Fund.

Kenneth Thrasher.  Mr. Thrasher is an Independent Director and has served as a Director of the Fund since 2007.  Mr. Thrasher has been designated an “audit committee financial expert” by the Board based on his extensive management and financial experience serving in the capacity of Chief Executive Officer or President of both publicly traded and private companies, as well as serving as Chief Financial Officer in his career at each.  Mr. Thrasher serves as the Chairman of the Board of Directors at Complí, a web-based compliance and risk management software solution company, and serves on the Board of Directors of Northwest Natural Gas Company, a publicly traded natural gas distribution and service provider.  Based on the foregoing, and because of the experience gained serving as a Director since 2007, the Board concluded that Mr. Thrasher should continue to serve as a Director of the Fund.

Robert D. McIver.  Mr. McIver has served as a Director of the Fund since July 2015.  He has served as President and Director of Jensen Investment Management, Inc. since 2007 and as Director of Operations from 2004-2007.  Prior to Jensen Investment Management, Inc. (the “Adviser”), Mr. McIver was General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd. from 2001-2004, and before that was a portfolio manager at Schroder Investment Management for 10 years, and Chief Investment Officer at Schroder & Co. Trust for two years.  Based on the foregoing, and because of the experience gained serving as President and Director of the Adviser since 2007, and his knowledge of the investment management industry, the Board concluded that Mr. McIver should continue to serve as a Director of the Fund.

Prof. Janet G. Hamilton, PhD, CFA.  Dr. Hamilton has served as an Independent Director of the Fund since October 2016.  Dr. Hamilton serves as an Associate Professor and Area Director, Finance, at Portland State University’s School of Business, where she has been employed since 1986.  Additionally, Dr. Hamilton served on the Finance Faculty for the Oregon Executive MBA program at the University of Oregon from 1989 to 2012.  Dr. Hamilton has been designated an “audit committee financial expert” by the Board based on her status as a Chartered Financial Analyst (“CFA”) and experience as both an associate professor of finance at Portland State University and member of the Finance Faculty for the Oregon Executive MBA program at the University of Oregon.  In her roles as both an associate professor of finance and member of a finance faculty, Dr. Hamilton has developed skills in economic problem solving, valuation, and financial analysis.  Her academic research has been published in various finance journals.  Dr. Hamilton is a CFA and has previously served in several capacities on the Board of Directors for the CFA Society of Portland, including as President.  Based on the foregoing, and because of her experience gained serving as a Director since October 2016, the Board concluded that Dr. Hamilton should continue to serve as a Director of the Fund.

Board Committees

During the most recently completed fiscal year, all of the Directors attended at least 75% of the Board meetings and the meetings of the Board Committees on which they served.  The Fund does not hold regular annual meetings of shareholders; and, therefore, the Board does not have a policy with regard to Director attendance at such meetings.

Proxy Statement	14

Audit Committee

The Fund’s Audit Committee is comprised of all of the Independent Directors, and Mr. Thrasher is the chairman of the Audit Committee.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the independent registered public accounting firm engaged by the Fund concerning the scope of the audit and the independent registered public accounting firm’s independence.  The Audit Committee meets twice a year, and if necessary, more frequently.  The Audit Committee met two times during the fiscal year ended May 31, 2017.

Nominating Committee

The Fund’s Nominating Committee is comprised of all of the Independent Directors, and Mr. Thomsen is the chairman of the Nominating Committee.  The Nominating Committee evaluates and nominates Board candidates to fill vacancies and for election and re-election as and when required.  The Board has adopted the following procedures by which shareholders may recommend nominees to the Nominating Committee.  While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, the Nominating Committee will consider properly qualified candidates for the Board submitted by shareholders, so long as the shareholder or shareholder group submitting a proposed nominee (1) beneficially owns more than 5% of the Fund’s voting shares; (2) has held such shares continuously for the past two years; and (3) is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Fund).  Such suggestions must be sent in writing to the Fund’s Secretary at the address of the Fund (5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623) and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Nominating Committee.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.  The Nominating Committee met three times during the fiscal year ended May 31, 2017.

Pricing Committee

The Fund’s Pricing Committee is comprised of Mr. Harold, the Fund’s Chairman and an Independent Director, Mr. McIver, the President and a Director of the Fund, Mr. Ferrie, the Fund’s Treasurer and Chief Compliance Officer, and Mr. Cooke, an Independent Director, who is the chairman of the Pricing Committee.  The Board of Directors has established the Pricing Committee and delegated to it certain of the Board’s responsibilities, including fair valuing securities for which market quotations are not readily available.  The Pricing Committee meets as needed to address any valuation issues that require its attention between regular Board meetings and, in certain instances, may establish valuations pursuant to the Fund’s pricing policies and procedures.  Any valuations established by the Pricing Committee are presented to the Board for its review and ratification at its regularly scheduled quarterly meetings.  The Pricing Committee did not meet during the fiscal year ended May 31, 2017.

Compensation

The Fund does not compensate directors who are officers or employees of the Adviser.  The Independent Directors are each paid an annual retainer of $22,000 from the Fund, plus a fee of $3,500 for each Board meeting attended in person and $1,000 for each Board meeting held by telephone.  Members of the Audit Committee and Nominating Committee are paid a fee of $1,000 for each meeting attended in person, and Independent Directors are paid a fee of $1,000 for each meeting of the Independent Directors attended in person.  In addition, the chairman of the Audit Committee is paid an annual fee of $2,000, and the Chairman of the Board is paid an annual fee of $10,000.  They are also reimbursed for travel and other reasonable out-of-pocket expenses in connection with attendance at Board meetings, but such reimbursements are not considered “compensation” and therefore are not included in the amounts shown in the table below.  The Fund does not offer any retirement benefits for the directors.  The Board holds regular quarterly meetings.  During the fiscal year ended May 31, 2017, the Directors received the following aggregate compensation from the Fund.

Proxy Statement	15

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation from Fund Paid to Directors

Interested Directors
Robert D. McIver	None	None	None	None

Independent Directors
Roger A. Cooke	$35,250	None	None	$35,250
Robert E. Harold(1)	$55,000	None	None	$55,000
Thomas L. Thomsen, Jr.	$45,000	None	None	$45,000
Kenneth Thrasher(2)	$47,000	None	None	$47,000
Janet G. Hamilton	$31,000	None	None	$31,000

(1)	Mr. Harold is the Chairman of the Board, for which he receives an annual fee of $10,000 included in the fees noted above.
(2)	Mr. Thrasher is the chairman of the Audit Committee, for which he receives an annual fee of $2,000 included in the fees noted above.

Director Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each director in the Fund as of July 31, 2017:

Interested Directors:
Name of Director	Aggregate Dollar Range of Equity Securities in the Fund
Robert D. McIver	Over $100,000

Independent Directors:
Name of Director	Aggregate Dollar Range of Equity Securities in the Fund
Roger A. Cooke	Over $100,000
Robert E. Harold	Over $100,000
Thomas L. Thomsen, Jr.	Over $100,000
Kenneth Thrasher	Over $100,000
Janet G. Hamilton	Over $100,000

Required Vote

The election of each Incumbent Director will be voted upon separately by the shareholders of the Fund to fill a position on the Board.  If a quorum of shareholders is present at the Special Meeting, each Incumbent Director will be elected as a Director of the Fund if the Incumbent Director receives a plurality of the votes cast.  If for any reason an Incumbent Director becomes unable to serve before the Special Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

Based on all of the foregoing, the Directors unanimously recommend that shareholders of the Fund vote “FOR” the election of each of the Incumbent Directors to the Board of Directors of the Fund.

Proxy Statement	16

PROPOSAL 3.
To change the name of the Fund to “The Jensen Quality Growth Fund Inc.” by amending the Fund’s Amended and Restated Articles of Incorporation and further amend the Fund’s Amended and Restated Articles of Incorporation to include specific information required by recent amendments to the Oregon Business Corporation Act

The Fund’s corporate name in its Amended and Restated Articles of Incorporation is The Jensen Portfolio, Inc.  On September 28, 2011, the Fund adopted the assumed business name “Jensen Quality Growth Fund” and since that time has done business under that name.  At a meeting of the Board on August 14, 2017, the Board voted unanimously to amend the Fund’s Amended and Restated Articles of Incorporation to change the Fund’s corporate name to “The Jensen Quality Growth Fund Inc.”  The Board believes changing the Fund’s corporate name to the same assumed business name used by the Fund since September 28, 2011 will clarify the identity of the Fund in all of its filings with the Commission and other government agencies and also eliminate any confusion that may result from the Fund’s name as it appears in its Amended and Restated Articles of Incorporation being different from the assumed business name under which the Fund does business.

In addition to changing the name of the Fund, the Board also seeks approval from Fund shareholders to amend the Fund’s Amended and Restated Articles of Incorporation to comply with amendments to the Oregon Business Corporation Act (“OBCA”) that are effective January 1, 2018.  The OBCA amendments are intended to make it more difficult to form and operate abusive, anonymous “shell entities” (as the term is defined in the OBCA) in Oregon.  Among other changes, the OBCA amendments require that a corporation’s articles of incorporation include:

•	the initial physical street address, including the number and name of the street, and the mailing address, if different, of the corporation’s principal office; and
•
the name and address of at least one individual who is a director or controlling shareholder of the corporation or an authorized representative with direct knowledge of the operations and business activities of the corporation.

As of the date of this proxy statement, the application of the OBCA amendments to existing Oregon corporations, such as the Fund, is not clear.  We have received informal guidance from the Oregon Secretary of State that the above requirements will apply only to Oregon corporations formed on or after January 1, 2018 and, in part, to existing Oregon corporations that amend or restate their articles of incorporation on or after January 1, 2018.  In the absence of formal guidance from the Oregon Secretary of State or legislative action clarifying the application of the OBCA amendments to existing Oregon corporations, and to avoid the cost to the Fund of holding another special shareholder meeting in 2018 solely to seek shareholder approval of amendments that the Board believes are not substantive, the Board believes the best course of action is to seek shareholder approval now to amend the Fund’s Amended and Restated Articles of Incorporation to include the information described in the bullet points above to the extent required and, at the same time, to authorize the Board not to amend the Fund’s Amended and Restated Articles of Incorporation if the Board determines that the amendment is not required.  If proposal 3 is approved and the Board later determines that the amended OBCA does not require the Fund to amend its Amended and Restated Articles of Incorporation, the Board will not file an amendment.

Without a legislative fix or authoritative guidance from the Oregon Secretary of State—neither of which is assured—the Board believes that the cost to Fund shareholders of holding a future shareholder meeting is too great to put off action on this matter even if the Board determines later that the new law does not apply to the Fund.

Proxy Statement	17

If the Fund’s shareholders approve proposal 3, the Fund’s Amended and Restated Articles of Incorporation would be amended to reflect (i) the change of the Fund’s name from “The Jensen Portfolio, Inc.” to “The Jensen Quality Growth Fund Inc.” and (ii) if determined by the Board to apply to the Fund, the specific information required by the amended OBCA.

Required Vote

If a quorum of shareholders is present at the Special Meeting, proposal 3 will be approved if the votes cast in favor of the proposal exceed the votes cast against it.

Based on all of the foregoing, the Directors unanimously recommend that shareholders of the Fund vote “FOR” the name of the Fund to be changed to “The Jensen Quality Growth Fund Inc.”

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Fund, 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Fund, c/o 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting (and before the Fund begins to print and send its proxy materials).  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
 VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Jensen

Since the beginning of the most recently completed fiscal year, no Independent Director has made any purchases or sales of securities of Jensen or any of its affiliated companies.  In February 2017, Mr. McIver, an interested Director and President of Jensen, purchased 145 shares of common stock of Jensen from Robert Zagunis, a Managing Director of Jensen, for $1,050,900 in cash.

Proxy Statement	18

Voting Securities

Shareholders of record of the Fund as of the close of business on August 31, 2017 are entitled to be present and to vote at the special meeting of shareholders or any adjournment thereof.  As of the close of business on […],[…] shares of Class I shares of the Fund were issued and outstanding; […] shares of Class J shares of the Fund were issued and outstanding; […] shares of Class R shares of the Fund were issued and outstanding; and […] shares of Class Y shares of the Fund were issued and outstanding.  All classes of shares will vote together as a single class.

Management Ownership

As of August 31, 2017, the directors and officers of the Fund, as a group, owned of record or beneficially […]% of the Class I shares of the Fund and less than 1% of the outstanding shares of the Class J, Class R and Class Y shares of the Fund.  Furthermore, as of August 31, 2017, none of the Independent Directors nor members of their immediate family own securities beneficially or of record in the Adviser, the Fund’s principal underwriter or any of their affiliates.  Accordingly, none of the Directors nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in Jensen, the Fund’s principal underwriter or any of their affiliates, nor is any transaction which would result in such ownership interest currently proposed.  In addition, except as described in the suceeding sentences, during the past five calendar years, none of the Independent Directors nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which Jensen, the Fund’s principal underwriter or any of their affiliates was a party, nor is there any such transaction currently proposed.  Mr. Thrasher, an Independent Director, and his spouse obtained an unsecured line of credit in 2009 from US Bank, an entity under common control with the Fund's principal underwriter, in the amount of $250,000.  The interest rate on the line of credit was equal to the prime rate of interest plus 1.25%.  The Fund believes this line of credit was obtained on, and represented, arms'-length terms.  The line of credit was repaid and terminated in 2016.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of […], the following shareholder is known by the Fund to be a control person of the Fund:

Class J Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	[…]%	Record
National Financial Services LLC FBO Its Customers 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	Fidelity Global Brokerage Group, Inc.	DE	[…]%	Record
TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	[…]%	Record

Proxy Statement	19

Class I Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Edward D. Jones and Co. FBO Its Customers 12555 Manchester Road St. Louis, MO 63131-3729	Edward D. Jones & Co., L.P.	MO	[…]%	Record
Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	[…]%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	[…]%	Record
National Financial Services LLC FBO Its Customers 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	N/A	N/A	[…]%	Record

Class R Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Great-West Life & Annuity Insurance Company c/o FASCORP 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	Power Financial Corporation	Québec, Canada	[…]%	Record
State Street Bank Trust and/or Custodian, FBO ADP Access 1 Lincoln Street Boston, MA 02111-2901	N/A	N/A	[…]%	Record
Great-West Trust Company LLC Employee Benefits Clients 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	N/A	N/A	[…]%	Record
National Financial Services LLC FBO Its Customers 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	N/A	N/A	[…]%	Record
Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	[…]%	Record

Proxy Statement	20

Class Y Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Edward D. Jones and Co. FBO Its Customers 12555 Manchester Road St. Louis, MO 63131-3729	Edward D. Jones & Co., L.P.	MO	[…]%	Record
Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	[…]%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	[…]%	Record
National Financial Services LLC FBO Its Customers 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	N/A	N/A	[…]%	Record

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s Policy.  The Fund does not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about […].  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund.  In order to hold a shareholder meeting, a quorum must be reached (as explained below).  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Robert Zagunis, Secretary, The Jensen Portfolio, Inc. 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Proxy Statement	21

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials and the broker returns the proxies without voting them, these shares will be considered broker non-votes.

All shares that are voted and all abstentions and broker non-votes will be counted as present for purposes of determining quorum, but because the required vote to approve the New Agreement is a certain percentage of the Fund’s outstanding shares, abstentions and broker non-votes will be treated as votes AGAINST the New Agreement.  Abstentions and broker non-votes will not constitute a vote FOR or AGAINST the name change or adjournment to permit further solicitation of proxies and therefore will have no effect on those votes.  Broker non-votes and withholding the authority to vote for an Incumbent Director will not constitute a vote FOR or AGAINST the Incumbent Director and therefore will have no effect on the election of Incumbent Directors.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the Proposals.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is a majority of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  The persons named as proxy agents will vote FOR or AGAINST the proposed adjournment in proportion to the proxies received for or against the proposal.  Broker non-votes and abstentions will be disregarded for purposes of any vote on whether to adjourn the Special Meeting.

Shareholders of record of the Fund at the close of business on August 31, 2017 will be entitled to vote at the Special Meeting  Other than any principal shareholders disclosed above, to the knowledge of the Fund no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of […].  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Fund officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Fund, or regular employees and agents involved in the solicitation of proxies.

The Adviser will bear not less than 75% of all costs and expenses of holding the Meeting, including the costs of this proxy solicitation, and the Fund will pay 25% of such costs up to a maximum amount of $175,000.  Your prompt response will help avoid the cost of additional solicitation.

Proxy Statement	22

Service Providers

The Fund’s investment adviser is Jensen Investment Management, Inc., located at 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623.  The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian.  Quasar Distributors, LLC located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter.

Independent Public Accountants

Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, acted as independent public accountants to the Fund for its fiscal year ending May 31, 2017.  Cohen, in accordance with Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, confirmed to the Audit Committee that it is an independent auditor with respect to the Fund.  Upon recommendation of its Audit Committee, the Board selected Cohen as independent public accountants to audit and certify the Fund’s financial statements for its fiscal year ended May 31, 2017.  Representatives of Cohen will not be present at the Special Meeting.  Accordingly, they will not have an opportunity to make a statement and will not be available to respond to questions.

Audit Fees.  For the Fund’s fiscal years ended May 31, 2016 and May 31, 2017, aggregate fees billed by Cohen for the audit of the Fund’s annual financial statements and services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those fiscal years were $20,500 and $20,500, respectively.

Audit-Related Fees.  Cohen did not perform any assurance or services related to the performance of the audits of the Fund’s financial statements for the Fund’s fiscal years ended May 31, 2016 and May 31, 2017 which are not set forth under “Audit Fees” above.

Tax Fees.  For each of the Fund’s fiscal years ended May 31, 2016 and May 31, 2017, aggregate fees billed by Cohen for tax compliance, tax advice, and tax planning statements for those fiscal years was $3,000 per year.

All Other Fees.  Cohen did not perform services for the Fund or deliver any other products to the Fund for the Fund’s fiscal years ended May 31, 2016 and May 31, 2017.

Pre-Approval of Certain Services.  The Audit Committee Charter requires pre-approval by the Fund of all auditing and permissible non-audit services to be provided to the Fund by Cohen, including fees.  All of these non-audit services and related fees were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Adviser and Its Affiliates.  For the Fund’s fiscal years ended May 31, 2016 and May 31, 2017, the non-audit fees billed or expected to be billed by Cohen for services to Jensen (and any other entity controlling, controlled by or under common control with Jensen) were $29,135 and $25,500, respectively.  The Fund’s Audit Committee considered, in accordance with its policies and procedures, whether the provision of non-audit services that were rendered to Jensen is compatible with maintaining Cohen’s independence, and approved in advance the non-audit services by Cohen to Jensen.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-992-4144 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Proxy Statement	23

Draft - Subject to Shareholder Approval

EXHIBIT A

INVESTMENT ADVISORY AND SERVICE CONTRACT

between

THE JENSEN PORTFOLIO, INC. 1

and

JENSEN INVESTMENT MANAGEMENT, INC.

This Agreement is entered into, effective February 28,  ~~2011~~  2018, by and between THE JENSEN PORTFOLIO, INC., an Oregon corporation (the “Fund”), and JENSEN INVESTMENT MANAGEMENT, INC., an Oregon corporation (the “Adviser”).

In consideration of the mutual covenants contained in this Agreement, it is hereby agreed as follows:

1.       The Fund hereby employs the Adviser to act as its investment adviser and, as such, to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives, policies and limitations, and to administer the Fund’s affairs to the extent requested by the Fund, subject to the supervision of the Board of Directors of the Fund, for the period and upon the terms set forth in this Agreement.  Investment of funds shall be subject to all applicable restrictions of the Articles of Incorporation and Bylaws of the Fund as may, from time to time, be in force and all applicable provisions of the Investment Company Act of 1940, or any successor statute, as amended from time to time (the “1940 Act”).

The Adviser agrees to:  (a) furnish the investment advisory services specified above; (b) furnish, for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and (c) permit any of its officers and employees to serve, without compensation except as otherwise set forth herein, as directors or officers of the Fund if elected to such positions.  The Adviser shall pay the salaries and fees, if any, of all officers of the Fund and of all directors of the Fund who are “interested persons” (as defined in the 1940 Act) of the Fund or of the Adviser and of all personnel of the Fund or Adviser performing services relating to research, statistical and investment activities, provided, however, that the board of directors of the Fund (including a majority of directors who are not interested persons) may, in its sole and absolute discretion, pay some portion or all of the compensation and related expenses of the Fund’s Chief Compliance Officer and any other Fund personnel who perform certain administrative, regulatory or other compliance duties for the Fund as required or prescribed by rules and regulations adopted from time to time by the Securities and Exchange Commission (the “Commission).

The Adviser shall, on behalf of the Fund, maintain the Fund’s records and books of account (other than those maintained by the Fund’s transfer agent, registrar, custodian and shareholder servicing agent).  All books and records so maintained shall be the property of the Fund and, upon request, the Adviser shall surrender to the Fund any of such books and records requested.

1 If shareholders approve Proposal No. 2 to change the name of the corporation to “The Jensen Quality Growth Fund Inc.,” this Investment Advisory and Service Contract will reflect the new name.

Draft - Subject to Shareholder Approval

The investment policies and all other actions of the Fund are, and shall at all times be, subject to the control and direction of the Board of Directors of the Fund.  In acting under this Agreement, the Adviser shall be an independent contractor and shall not be an agent of the Fund.

With respect to services performed in connection with the purchase and sale of portfolio securities on behalf of the Fund, the Adviser may place transaction orders for the Fund’s account with brokers or dealers selected by the Adviser.  In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser has determined in good faith that the net price to the Fund of such transaction was reasonable in relation to the net price for comparable transactions engaged in by similarly situated investors.

2.       For the services and facilities to be furnished, the Fund shall pay to the Adviser monthly compensation equal to an annual percentage rate of the Fund’s average daily net assets as set forth below:

Average Daily Net Assets of Fund	Rate
$0 to $4 billion	0.500%
$4 billion to $8 billion	0.475%
$8 billion to $12 billion	0.450%
Over $12 billion	0.425%

The daily net asset value of the Fund shall be computed in the manner and at the times set forth in the Fund’s Articles of Incorporation.  On any day that the Fund’s net asset value is not calculated, the net asset value for such day shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purposes of the foregoing computations.  Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily, and the amounts of the daily accruals shall be paid monthly.  Such calculations shall be made by applying 1/365th of the annual rate to the Fund’s net asset value each day determined as of the close of business on that day.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

The services of the Adviser under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others, including other investment companies, so long as its services under this Agreement are not impaired by the delivery of such services.

3.       The Fund shall pay all of its expenses other than those expressly stated to be payable by the Adviser.  The expenses payable by the Fund shall include, without limitation:  (a) interest and taxes; (b) brokerage fees and commissions and other costs in connection with the purchase or sale of portfolio securities; (c) fees and expenses of its directors other than those who are “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser; (d) legal and audit expenses; (e) transfer agent expenses and expenses for servicing shareholder accounts; (f) expenses of computing the net asset value of the shares of the Fund and the amount of its dividends; (g) custodian fees and expenses; (h) administrative fees and expenses; (i) fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws; (j) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (k) the cost of issuing share certificates, if certificates are issued; (l) expenses for reports, membership dues and other dues in the Investment Company Institute or any similar trade organization; (m) expenses of preparing and typesetting prospectuses; (n) expenses of printing and mailing prospectuses sent to existing shareholders; (o) such nonrecurring expenses as may arise, including expenses incurred in actions, suits or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and directors in respect thereto; (p) the organizational costs of the Fund and other Fund expenses that are capitalized; (q) insurance premiums; (r) expenses of maintaining the Fund’s corporate existence, providing investor services and corporate reports, and holding corporate meetings; (s) as determined by the board of directors (including a majority of the directors who are not interested persons) in its sole and absolute discretion, any portion or all of any compensation and related expenses of the Fund’s Chief Compliance Officer and other Fund personnel performing certain administrative, regulatory or other compliance duties for the Fund as required or prescribed by rules and regulations adopted from time to time by the Commission; and (t) such other expenses as the directors of the Fund may, from time to time, determine to be properly payable by the Fund.

Draft - Subject to Shareholder Approval

The Adviser may, but has no obligation to, pay any or all of the expenses of the Fund that are payable by the Fund.  In such event, the Fund shall promptly reimburse the Adviser for all such expenses so paid by the Adviser.

4.       In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained by the Fund or its shareholders in the purchase, holding or sale of any security.

5.       Subject to all applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Adviser as officers, directors, agents, shareholders or otherwise and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund as officers, directors, agents, shareholders or otherwise.

6.       The Adviser shall have the right to grant the use of a name similar to the Fund’s name to another investment company or business enterprise without the approval of the Fund’s shareholders and shall have the right to withdraw from the Fund the use of the Fund’s name.  However, the Adviser may not withdraw from the Fund the use of the Fund’s name without submitting to the Fund’s shareholders the question of whether the shareholders wish the Fund to continue this Agreement.

7.       This Agreement became effective on February 28,  ~~2011~~  2018 and shall continue in full force and effect until August 1,  ~~2012~~  2019 unless sooner terminated as hereinafter provided.  The Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without payment of any penalty by the Fund or by the Adviser on 60 days’ written notice to the other party.  The Fund may effect termination by action of its Board of Directors or by vote of a majority of the outstanding shares of the common stock of the Fund (as defined in the 1940 Act), accompanied by the appropriate notice.  In the event of the death or disability of any of the principal officers of the Adviser, or if, for any other reason, there is a material change in the management or ownership of the Adviser, the Board of Directors of the Fund shall be required to meet as soon as practicable after such event to consider whether another investment adviser should be selected for the Fund.  If the Fund’s Board determines, at such meeting, that this Agreement should be terminated, this Agreement may be terminated without the payment of any penalty and without any required prior notice; provided, however, that any change in the ownership of the Adviser that constitutes an assignment (within the meaning of the 1940 Act) shall require the automatic termination of this Agreement.

Draft - Subject to Shareholder Approval

This Agreement may be terminated at any time by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of common stock of the Fund, and such termination shall be without the payment of any penalty and without any required prior notice, if it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action that results in a breach of the covenants of the Adviser set forth in this Agreement.  In addition, the Adviser agrees to inform the Board of Directors of the Fund if the Adviser learns that it or any of its officers or directors has taken any action that results in a breach of the Adviser’s covenants set forth in this Agreement.  The Board of Directors of the Fund shall meet as soon as practicable after it receives such notification to consider whether another investment adviser should be selected for the Fund.  If the Fund’s Board determines, at such meeting, that this Agreement should be terminated, this Agreement may be terminated without the payment of any penalty and without any required prior notice.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

8.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not thereby be affected.

9.       Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

10.     If any action or suit is instituted to enforce or interpret this Agreement, the prevailing party shall be entitled to recover from the other party, in addition to all other rights and remedies, the prevailing party’s reasonable attorney fees at trial and on appeal.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed as of the date first written above.

THE JENSEN PORTFOLIO, INC. By ____________________________________ Chairman	JENSEN INVESTMENT MANAGEMENT, INC. By ____________________________________ President

JENSEN
INVESTMENT MANAGEMENT

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free [1-888-227-9349] to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-967-0271 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

The undersigned, revoking prior proxies, hereby appoints [...] and [...], as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of **The Jensen Portfolio doing business as Jensen Quality Growth Fund** (the "Fund") to be held at the offices of Jensen Investment Management, Inc., 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623, at 9:00 a.m., Pacific time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-967-0271**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 13, 2017. The proxy statement for this meeting is available at:

[proxyonline.com/docs/jensenportfolio.pdf]

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, Directors or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Directors, and the Proposals has been unanimously approved by the Board of Directors and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF DIRECTORS OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]